UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2004

AMERICA WEST HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-12649	86-0847214
(State of jurisdiction)	(Commission File No.)	(IRS Employer Identification No.)

111 West Rio Salado Parkway
Tempe, Arizona 85281
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (480) 693-0800

AMERICA WEST AIRLINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-12337	86-0418245
(State of jurisdiction)	(Commission File No.)	(IRS Employer Identification No.)

4000 E. Sky Harbor Boulevard
Phoenix, Arizona 85034-3899
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (480) 693-0800

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On April 20, 2004, America West Holdings Corporation (the “Company”), parent company of America West Airlines, Inc. (“AWA”), announced via press release the Company’s and AWA’s results for the three months ended March 31, 2004 and conducted a publicly-available conference call discussing those results. A copy of the Company’s press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, America West Holdings Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA WEST HOLDINGS CORPORATION

Dated: April 20, 2004	By:	/s/ Derek J. Kerr

Derek J. Kerr Chief Financial Officer

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, America West Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA WEST AIRLINES, INC.

Dated: April 20, 2004	By:	/s/ Derek J. Kerr

Derek J. Kerr Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated April 20, 2004.

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